UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 8, 2010 (April 5, 2010)

CHINA REDSTONE GROUP, INC.
(Exact name of registrant as specified in Charter)

DELAWARE	333-146942	20-8285559
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
239 Jianxin Road, Jiangbei District,
Chongqing, PRC 400000
(Address of Principal Executive Offices)
(86) 023-67755514
(Issuer Telephone Number)
Artistry Publications, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Form 8-K and other reports filed by China Redstone Group, Inc. (formerly Artistry Publications, Inc., the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
     In this Form 8-K, references to “we,” “our,” “us,” “Company,” “Artistry,” “China Redstone Group” or the “Registrant” refer to China Redstone Group, Inc., a Delaware corporation.
Item 4.01 Changes in Registrant’s Certifying Accountant
Dismissal of Registrant’s Certifying Account
     Effective April 5, 2010, Webb & Company, P.A. (“Webb & Company”) was dismissed as the certifying independent accountant of the Registrant. Webb & Company was engaged as auditors to the Registrant for the fiscal year ended August 31, 2009.
     Webb & Company’s report on the Registrant’s financial statements for the two years ended August 31, 2009 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     For the two years ended August 31, 2009 and through the date of this Form 8-K, there were no disagreements with Webb & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb & Company would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K.
     The Registrant requested Webb & Company to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding Webb & Company. A copy of the letter by Webb & Company is attached as Exhibit 16.1 to this Form 8-K.
Appointment of Registrant’s New Certifying Accountant
     Effective on April 5, 2010, PMB Helin Donovan (“PMB”), whose address is 101 West Cataldo Avenue, Suite 205, Spokane, WA 99201, was engaged to serve as the Registrant’s new independent certifying accountant to audit the Registrant ‘s financial statements.
     Prior to engaging PMB, the Registrant had not consulted PBM regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with PMB regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The dismissal of Webb & Company as the Registrant’s certifying independent accountant and the engagement of PMB as its new certifying independent accountant were both approved by our Board.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective on April 6, 2010, the Registrant (as Artistry Publications, Inc.) merged with its wholly-owned subsidiary, China Redstone Group, Inc., pursuant to Certificate of Merger that the Registrant filed with the Delaware Secretary of State. The merger was in the form of a parent/subsidiary merger, with the Registrant as the surviving corporation. In accordance with Section 253(b) of the Delaware General Corporation Law, shareholder approval of the merger was not required. Upon completion of the merger, the Registrant’s name has been changed to “China Redstone Group, Inc.” and the Registrant’s articles of incorporation have been amended to reflect this name change. We changed our name to better reflect the direction and business of the Registrant.
In connection with this name change to China Redstone Group, Inc., as of the open of business on April 7, 2010, the Registrant has the following new CUSIP number and trading symbol:
New CUSIP Number: 16949L 103
New Trading Symbol: CGPI
Item 9.01 Financial Statement and Exhibits.
(d)	EXHIBITS

Exhibit
Number	Description
16.1	Letter regarding Change in Certifying Accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2010	China Redstone Group, Inc. (Registrant)
	By:	/s/ Michael Wang
Michael Wang
Chief Financial Officer